Exhibit 99.1

Jazz Pharmaceuticals Completes Acquisition of GW Pharmaceuticals plc

DUBLIN, May 5, 2021 – Jazz Pharmaceuticals (Nasdaq: JAZZ) today announced the completion of its acquisition of GW Pharmaceuticals plc (Nasdaq: GWPH) (“GW”), a leader in the science, development and commercialization of cannabinoid-based prescription medicines.

“We are excited to welcome our GW colleagues to Jazz as we mark a transformative milestone in creating an innovative, high-growth, global biopharma leader in neuroscience with a worldwide commercial and operational footprint,” said Bruce Cozadd, chairman and chief executive officer of Jazz Pharmaceuticals. “The addition of GW further diversifies our commerical portfolio and innovative pipeline with therapies that are complementary to our existing business, including Epidiolex, a high-growth commercial product with near-term blockbuster potential. We are fortunate to be combining two companies that share a passion for, and track record of, developing differentiated therapies that advance science and the care of patients with often-overlooked diseases. We look forward to building an even stronger company together and are excited about the greater impact we will continue to drive for patients, customers and shareholders.”

Compelling Strategic Rationale

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Adds third high-growth commercial franchise: Epidiolex® (cannabidiol) oral solution is a transformative treatment for childhood-onset epilepsy that provides a critical therapeutic option for refractory seizures. Launched in the U.S. in 2018, Epidiolex exceeded $500 million in annual net sales in 2020. With a recent launch in Europe (under the tradename Epidyolex®) and ongoing research in additional indications, the Company believes Epidiolex has near-term blockbuster potential.

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Diversifies pipeline to drive sustainable growth: The Company’s robust pipeline now includes clinical-stage development programs addressing significant unmet patient needs across neuroscience and oncology, including in sleep, movement disorders, psychiatry, hematology and solid tumors.

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Shared culture and exceptional talent advances our goal to support patients: The global teams at Jazz and GW possess unique talents and expertise, as well as a shared commitment to, and proven success in, delivering differentiated therapies to support people with serious, often-overlooked diseases. GW, like Jazz, has a demonstrated history of honoring values that include integrity, collaboration, passion, innovation and the pursuit of excellence, and a culture where diversity, equity, inclusion and belonging are a priority.

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Expected to deliver substantial shareholder value: This transaction is expected to provide accelerated double-digit top-line revenue growth and to be accretive in the first full calendar year of combined operations, and substantially accretive thereafter. Jazz’s strong cash flow profile provides the capability to rapidly deleverage to a target net leverage of less than 3.5x by the end of 2022.

Business Updates

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Chris Tovey, chief operating officer (COO) of GW since 2012, will join Jazz’s executive management as executive vice president, chief operating officer, and managing director Europe & International, reporting to Dan Swisher, president. Mr. Tovey brings over 30 years of commercial and operations experience in the pharmaceutical industry and deep knowledge of GW’s growing global cannabinoid business. In his role, Mr. Tovey will be responsible for commercialization activities outside North America, manufacturing and supply chain, and information systems and security.

•	The Company plans to provide 2021 financial guidance for the combined Jazz/GW organization within the next 45 days.

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Under the terms of the agreement, holders of GW ADSs, which each represented 12 GW ordinary shares, will be entitled to receive $220.00 for each GW ADS, consisting of $200.00 in cash and $20.00 in Jazz ordinary shares. The number of Jazz ordinary shares received per GW ADS is 0.12036, based on the volume weighted average price of Jazz ordinary shares on Nasdaq for the 15 consecutive trading day period beginning on the 18th trading day immediately preceding the closing date of the transaction. Holders of GW ordinary shares that are not in ADS form will be entitled to receive the foregoing consideration divided by 12 per GW ordinary share.

About Jazz Pharmaceuticals plc

Jazz Pharmaceuticals plc (NASDAQ: JAZZ) is a global biopharmaceutical company whose purpose is to innovate to transform the lives of patients and their families. We are dedicated to developing life-changing medicines for people with serious diseases – often with limited or no therapeutic options. We have a diverse portfolio of marketed medicines and novel product candidates, from early- to late-stage development, in neuroscience and oncology. We actively explore new options for patients including novel compounds, small molecules and biologics, and through cannabinoid science and innovative delivery technologies. Jazz is headquartered in Dublin, Ireland and has employees around the globe, serving patients in nearly 75 countries. For more information, please visit www.jazzpharmaceuticals.com and follow @JazzPharma on Twitter.

Caution Concerning Forward Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements related to Jazz Pharmaceuticals’ growth prospects and future financial and operating results, including statements related to the acquisition of GW Pharmaceuticals and the anticipated results and benefits thereof, including the sales prospects for Epidiolex, double-digit increases in top line revenue growth and expectations about the accretive impact of the acquisition; the company’s expected cash flow supporting the company’s rapid de-leveraging and positioning the company to meet its stated leverage targets; and other statements that are not historical facts. These forward-looking statements are based on the company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties.

Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: risks related to diverting the attention of GW Pharmaceuticals and Jazz Pharmaceuticals management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk that GW Pharmaceuticals’ business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; GW Pharmaceuticals’

dependence on the successful commercialization of Epidiolex/Epidyolex and the uncertain market potential of Epidiolex; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that GW Pharmaceuticals may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that GW Pharmaceuticals may be unable to obtain regulatory approvals of any of its product candidates, including nabiximols and Epidiolex for additional indications, in a timely manner or at all; disruption from the acquisition of GW Pharmaceuticals, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the consummation of the acquisition on the market price of Jazz Pharmaceuticals’ ordinary shares; the possibility that, if Jazz Pharmaceuticals does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jazz Pharmaceuticals’ ordinary shares could decline; regulatory initiatives and changes in tax laws; market volatility; the ultimate duration and severity of the COVID-19 pandemic and resulting global economic, financial, and healthcare system disruptions and the current and potential future negative impacts to the company’s business operations and financial results; maintaining or increasing sales of and revenue from the company’s oxybate products and other key marketed products; effectively launching and commercializing the company’s other products and product candidates; the time-consuming and uncertain regulatory approval process, including the risk that the company’s planned regulatory submissions may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all; the costly and time-consuming pharmaceutical product development process and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients such as those being experienced, and expected to continue to be experienced, by the company as a result of the effects of the COVID-19 pandemic; protecting and enhancing the company’s intellectual property rights; delays or problems in the supply or manufacture of the company’s products and product candidates; complying with applicable U.S. and non-U.S. regulatory requirements; government investigations, legal proceedings and other actions; obtaining and maintaining adequate coverage and reimbursement for the company’s products; identifying and acquiring, in-licensing or developing additional products or product candidates, financing these transactions and successfully integrating acquired product candidates, products and businesses; the company’s ability to realize the anticipated benefits of its collaborations and license agreements with third parties; the company’s ability to achieve expected future financial performance and results and the uncertainty of future tax and other provisions and estimates; and other risks and uncertainties affecting the company and GW Pharmaceuticals, including those described from time to time under the caption “Risk Factors” and elsewhere in Jazz Pharmaceuticals’ and GW Pharmaceuticals’ Securities and Exchange Commission filings and reports, including the company’s Form 10-K for the year ended December 31, 2020, GW Pharmaceuticals’ Form 10-K for the year ended December 31, 2020 and future filings and reports by either company. In addition, while the company expects the COVID-19 pandemic to continue to adversely affect its business operations and financial results, the extent of the impact on the company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives and the value of and market for its ordinary shares, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time, such as the ultimate duration and severity of the pandemic, governmental “stay-at-home” orders and travel restrictions, quarantines, social distancing and business closure requirements in the U.S., Ireland and other countries, and the effectiveness of actions taken globally to contain and treat the disease. Moreover, other risks and uncertainties of which the company is not currently aware may also affect the company’s forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated.

Contacts:

Investors:

Andrea N. Flynn, Ph.D.

Vice President, Head, Investor Relations

Jazz Pharmaceuticals plc

investorinfo@jazzpharma.com

Ireland, +353 1 634 3211

Media:

Jacqueline Kirby

Vice President, Corporate Affairs & Government Relations

Jazz Pharmaceuticals plc

Corporate AffairsMediaInfo@jazzpharma.com

Ireland, +353 1 697 2141

U.S., +1 215 867 4910